UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26th, 2005

DATAWAVE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-26698

(Commission File Number)

Not Applicable

(IRS Employer Identification No.)

Suite 110, 13575 Commerce Parkway, Richmond, British Columbia, Canada V6V 2L1

(Address of principal executive offices and Zip Code)

(604) 295.1800

Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01 Other Events

By way of Form 8-K filed by Integrated Data Corp. (IDC), the Registrant has been notified that IDC has entered into an Asset Purchase and Loan Agreement whereby Integrated Technologies and Systems Ltd., a greater than 5% shareholder of IDC, will purchase a $600,000 promissory note and up to 3,773,918 common shares of the Registrant for $1,166,088 in cash. The promissory note was executed by the Registrant on February 1, 2005, promising to pay IDC $600,000 within two years by issuance of 7,500,000 shares of the common stock of the Registrant.

Item 9.01. Financial Statements and Exhibits.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWAVE SYSTEMS INC.

By

/s/ "John Gunn"

John Gunn

General Manager, Chief Financial Officer

Dated: August 29th, 2005